August xx, 1999

Dear Shareholder:

The Daruma Fund rebounded in the second quarter posting a 13.5% return. The S&P MidCap Index was up 14.2% and the average mid-cap mutual fund was up
12.5%*.  At June 30th, the Fund's net asset value was $11.57.
Value investing showed signs of life, though technology stocks continued to dominate market returns.

The second quarter witnessed the long-anticipated broadening of the market. Small- and mid-cap returns exceeded large-cap returns for only the second time in the past three years. We don't know whether this phenomenon was just a teaser, or whether we are finally entering a period of smaller-cap outperformance. We do know that valuations of the smaller companies remain extremely attractive.
 The dramatic increase in mergers, acquisitions, and leveraged buy-outs confirms this.

We are paying more attention than ever to balance sheets and to valuation.
 We have lightened our technology exposure and increased our healthcare exposure. The healthcare sector is extremely out of favor at the moment, which makes for some near-term volatility. However, healthcare stocks are undervalued and stand to benefit from government funding increases this fall. We have also added a handful of banks whose earnings we believe will improve and who have attractive franchises. We expect a pick-up in banking consolidation to drive returns in the financial services sector.

Other Fund news: The Fund's annual report will be sent to you as soon as Ernst & Young completes its audit, which we expect will be by the end of August. We have a new e-mail address. You can reach us at daruma@darumany.com, or call us at 800-435-5076. We like hearing from you.

Sincerely,



Mariko O. Gordon, CFA
President



All performance information is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Share prices will fluctuate, so that shares may be worth more or less their original cost when redeemed. The S&P MidCap is an unmanaged index of domestic common stocks.

* Lipper Analytical